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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:   February 27, 2001
                                      -----------------
                       (Date of earliest event reported)


                              Cheap Tickets, Inc.
                             ---------------------
            (Exact name of Registrant as specified in its charter)


           Delaware                000-25279                    99-0338363
           --------                ---------                    ----------
(State or other jurisdiction    (Commission                 (I.R.S. employer
     of incorporation)          file number)               identification no.)


               1440 Kapiolani Boulevard, Honolulu, Hawaii 96814
               ------------------------------------------------
          (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code     (808) 945-7439
                                                       --------------
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Item 7.  Financial Statements and Exhibits.
-------------------------------------------

Exhibit 99.1. Restated revenue information of the Registrant for each quarterly period in the years ended 1999 and 2000 furnished pursuant to Item 9 of this Form 8-K.


Item 9.  Regulation FD Disclosure.
----------------------------------

     Restated revenue information of Cheap Tickets, Inc., a Delaware corporation (the "Registrant"), for each quarterly period in the years ended 1999 and 2000 which is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CHEAP TICKETS, INC.



                                                By:  /s/ Samuel D. Horgan
                                                   --------------------
                                                   Samuel D. Horgan
                                                   Chief Financial Officer


Date:  February 27, 2001